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                                                                    EXHIBIT 99.2
                                                                           Proxy

              Cambridge Technology Partners (Massachusetts), Inc.
                             Eight Cambridge Center
                              Cambridge, MA  02142

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              SPECIAL MEETING OF STOCKHOLDERS ON __________, 2001

     I or we authorize John J. Gavin Jr. and Joseph A. LaSala, Jr. and any one or both of them, as proxies, to vote all stock of mine or ours in Cambridge Technology Partners (Massachusetts), Inc. on any matters that come before the Special Meeting of Stockholders of Cambridge Technology Partners (Massachusetts), Inc., or any adjournments or postponements of the meeting, to be held on __________, 2001, or at a later time if the Special Meeting is adjourned or postponed. Each proxy may substitute another to act for him. The proposal set forth below is described in the proxy statement-prospectus.

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          The Board of Directors recommends a vote FOR the proposal.
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To adopt the Agreement and Plan of Reorganization, dated as of March 12,    For    Against   Abstain
2001 among Novell, Inc., Ceres Neptune Acquisition Corp. and Cambridge      [ ]      [ ]       [ ]
Technology Partners (Massachusetts), Inc., as the same may be amended from time to time, and to approve all transactions contemplated thereby.

To transact such other related matters as may properly come before the special meeting or any adjournments or postponements thereof.

The proxies will vote:
(1)  as you specified on this card;
(2)  as the Board of Directors recommends where no choice is specified; and
(3)  as the proxies decide on any other matter.
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YOUR VOTE IS IMPORTANT - PLEASE VOTE TODAY.               Date ___________________________________________, 2001

                                                          _____________________________________________________
                                                          Signature

                                                          _____________________________________________________
                                                          Signature if held jointly
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                                                          Please sign exactly as name(s) appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.
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                         VOTE BY TELEPHONE OR INTERNET
                        QUICK . . . EASY . . .IMMEDIATE
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Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you've marked, signed and returned your proxy card.

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TO VOTE BY PHONE:  You will be asked to enter the CONTROL NUMBER located in the box in the lower right of this proxy card
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After entering the control number, you will hear these instructions:
To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
                                     When prompted, you must confirm your vote by pressing 1.
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TO VOTE BY INTERNET:  THE WEB SITE FOR VOTING IS:  www.proxyvoting.com/Cambridge Technology Partners
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    IF YOU VOTE BY EITHER PHONE OR INTERNET, DO NOT MAIL IN THE PROXY CARD.
                             THANK YOUR FOR VOTING!

CALL __________ ON A TOUCH-TONE TELEPHONE.                                                                -------------------
THERE IS NO CHARGE TO YOU FOR THIS CALL                                                                     CONTROL NUMBER
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